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[AIRCRAFT INFORMATION SERVICES, INC. LOGO]



23 February 2000


Continental Airlines
1600 Smith Street HQSFN
Houston, TX 77002

Subject:  AISI Report No.: A0S007BVO
          AISI Sight Unseen New Aircraft Base Value Appraisal, Sixteen B737-800, Three B757-200Etop and Four B767-400ER Aircraft.

Reference:     (a) Morgan Stanley Memorandum 04 January 2000
               (b) Credit Suisse First Boston fax 05 January 2000
               (c) Email messages 07/12/13 January 2000
               (d) Email message 22 February 2000

Dear Gentlemen:

Aircraft Information Services, Inc. (AISI) is pleased to offer Continental Airlines our opinion of the sight unseen base market value of various new aircraft scheduled to be delivered from the manufacturer to Continental Airlines between February 2000 and December 2000 as listed and defined in Table I.

1.   METHODOLOGY AND DEFINITIONS

The method used by AISI in its valuation of the Aircraft was based both on a review of information and Aircraft specifications supplied by the client and also on a review of present and past market conditions, various expert opinions (such as aircraft brokers and financiers) and information contained in AISI's databases that help determine aircraft availability and price data and thus arrive at the appraised base values for the new aircraft to be delivered to Continental Airlines.

The standard terms of reference for commercial aircraft value are 'half-life base market value' and 'half-life current market value' of an 'average'
aircraft. Base value is a theoretical value that assumes a balanced market while current market value is the value in the real market; both assume a hypothetical average aircraft condition. AISI value definitions are consistent with the current definitions of the International Society of Transport Aircraft Trading (ISTAT). AISI is a member of that organization and employs an ISTAT Certified and Senior Certified Aircraft Appraiser.
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                                                                     [AISI LOGO]


23 February 2000
AISI File No. A0S007BVO
Page -2-


AISI defines a 'base value' as that of a transaction between equally willing and informed buyer and seller, neither under compulsion to buy or sell, for a single unit cash transaction with no hidden value or liability, and with supply and demand of the sale item roughly in balance. Base values are typically given for aircraft in 'new' condition, 'average half-life' condition, or in a specifically described condition unique to a single aircraft at a specific time. An 'average' aircraft is an operable airworthy aircraft in average physical condition and with average accumulated flight hours and cycles, with clear title and standard unrestricted certificate of airworthiness, and registered in an authority which does not represent a penalty to aircraft value or liquidity, with no damage history and with inventory configuration and level of modification which is normal for its intended use and age. AISI assumes average condition unless otherwise specified in this report. 'Half-life' condition assumes that every component or maintenance service which has a prescribed interval that determines its service life, overhaul interval or interval between maintenance services, is at a condition which is one-half of the total interval. It should be noted that AISI and ISTAT value definitions apply to a transaction involving a single aircraft, and that transactions involving more than one aircraft are often executed at considerable and highly variable discounts to a single aircraft price, for a variety of reasons relating to an individual buyer or seller.

AISI defines a 'current market value', which is synonymous with the older term 'fair market value' as that value which reflects the real market conditions, whether at, above or below the base value conditions. Assumption of a single unit sale and definitions of aircraft condition, buyer/seller qualifications and type of transaction remain unchanged from that of base value. Current market value takes into consideration the status of the economy in which the aircraft is used, the status of supply and demand for the particular aircraft type, the value of recent transactions and the opinions of informed buyers and sellers. Current market value assumes that there is no short term time constraint to buy or sell.

AISI encourages the use of base values to consider historical trends, to establish a consistent baseline for long term value comparisons and future value considerations, or to consider how actual market values vary from theoretical base values. Base values are less volatile than current market values and tend to diminish regularly with time. Base values are normally inappropriate to determine near term values. AISI encourages the use of current market values to consider the probable near term value of an aircraft.


2.   VALUATION

The aircraft are valued predicated upon the reference (a), (b), (c) and (d) data which describes the aircraft MTOW, any engine upgrades, any added fuel capacity, and any added avionics or interior upgrades.
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                                      [AIRCRAFT INFORMATION SERVICES, INC. LOGO]

23 February 2000
AISI File No. A0S007BVO
Page -3-

Following is AISI's opinion of the base market value for the subject aircraft on their respective scheduled delivery dates in current US Dollars. Valuations are presented in Table 1 subject to the assumptions, definitions and disclaimers herein.

Unless otherwise agreed by Aircraft Information Services, Inc. (AISI) in writing, this report shall be for the sole use of the client/addressee. This report is offered as a fair and unbiased assessment of the subject aircraft. AISI has no past, present, or anticipated future interest in the subject aircraft. The conclusions and opinions expressed in this report are based on published information, information provided by others, reasonable interpretations and calculations thereof and are given in good faith. Such conclusions and opinions are judgments that reflect conditions and values which are current at the time of this report. The values and conditions reported upon are subject to any subsequent change. AISI shall not be liable to any party for damages arising out of reliance or alleged reliance on this report, or for any parties action or failure to act as a result of reliance or alleged reliance on this report.



Sincerely,

AIRCRAFT INFORMATION SERVICES, INC.


/s/John D. McNicol

John D. McNicol
Vice President
Appraisals & Forecasts

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                  CONTINENTAL AIRLINES - AISI FILE #A0S007BVO
                               February 23, 2000

                                    TABLE I

  Scheduled               Aircraft              Expected
Manufacturer's             Serial             Registration        New Delivery Base Value
Delivery Date              Number                Number              Current US Dollars
-----------------------------------------------------------------------------------------
                  B737-800, CFM56-7B26 ENGINES, 174,200LB MTOW

Jun-00                     30429                 N24202                  $48,950,000
Jun-00                     30613                 N33203                  $48,950,000
Jul-00                     30576                 N35204                  $49,060,000
Jul-00                     30577                 N27205                  $49,060,000
Jul-00                     30578                 N11206                  $49,060,000
Aug-00                     30579                 N36207                  $49,180,000
Aug-00                     30580                 N26208                  $49,180,000
Aug-00                     30581                 N33209                  $49,180,000
Sep-00                     30582                 N73251                  $49,290,000
Sep-00                     30583                 N37252                  $49,290,000
Sep-00                     30584                 N37253                  $49,290,000
Sep-00                     30779                 N76254                  $49,290,000
Oct-00                     30610                 N37255                  $49,400,000
Oct-00                     30611                 N73256                  $49,400,000
Nov-00                     30612                 N38257                  $49,520,000
Nov-00                     30802                 N77258                  $49,520,000
-----------------------------------------------------------------------------------------
               B757-200ETOP, RB211-535E4B ENGINES, 255,000LB MTOW

Feb-00                     30352                 N17139                  $60,520,000
Feb-00                     30353                 N41140                  $60,520,000
Jun-00                     30354                 N19141                  $61,080,000
-----------------------------------------------------------------------------------------
                B767-400ER, CF6-80C2B8F ENGINES, 450,000LB MTOW

Jul-00                     29446                 N66051                 $106,970,000
Aug-00                     29447                 N67052                 $107,210,000
Oct-00                     29448                 N59053                 $107,710,000
Dec-00                     29449                 N76054                 $108,200,000
-----------------------------------------------------------------------------------------